Joint Filing Agreement

This Agreement is made this 11th day of March, 2009, by and between each of the undersigned.

WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Warner Music Group Corp. (the “Company”);

NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in the Company and each of the undersigned hereby designates and appoints Thomas H. Lee Equity Fund V, L.P., Seth W. Lawry, Scott L. Jaeckel, Joseph F. Pesce and Charles P. Holden as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE EQUITY FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner
By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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            IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE PARALLEL EQUITY FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

1997 THOMAS H. LEE NOMINEE TRUST
By: US Bank, N.A., not personally, but solely as Trustee
under the 1997 Thomas H. Lee Nominee Trust

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THL WMG EQUITY INVESTORS, L.P.

By: THL Equity Advisors V, LLC, its general partner
By Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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                IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By: THL Investment Management Corp., its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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                IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THL EQUITY ADVISORS V, LLC
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE ADVISORS, LLC

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

PUTNAM INVESTMENT HOLDINGS, LLC
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

PUTNAM INVESTMENT EMPLOYEES’ SECURITIES
COMPANY I LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

PUTNAM INVESTMENT EMPLOYEES’ SECURITIES
COMPANY II LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member
By: Thomas H. Lee Advisors LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

GREAT WEST INVESTORS L.P.

By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

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